													   Exhibit 24

						 POWER OF ATTORNEY



	Know all persons by these presents, that the undersigned hereby constitutes and appoints each of James P. Bryce and Wesley Dupont, each acting alone with full power, the undersigned's true and lawful attorney-in-fact to:

	(1)  execute for and on behalf of the
undersigned in the undersigned's
	capacity as an officer or director of
IPC Holdings, Ltd. (the "Company"),
	forms 3, 4, and 5 in accordance with
Section 16(a) of the Securities
	Exchange Act of 1934 and the rules
thereunder:

	(2) do and perform any and all acts for and on behalf of the undersigned
	which may be necessary or desirable to complete and execute any such Form
	3, 4, or 5 and timely file such form with the United States Securities and
	Exchange Commission and any stock exchange or similar authority; and

	(3)  take any other action of any type
whatsoever in connection with the
	foregoing which, in the opinion of
such attorney-in-fact, may be of benefit
	to, in the best interest of, or
legally required by, the undersigned, it
	being understood that the
documents executed by such attorney-in-fact on
	behalf of the undersigned
pursuant to this Power of Attorney shall be in
	such form and shall
contain such terms and conditions as such
	attorney-in-fact may approve
in such attorney-in-fact's discretion.

	The undersigned hereby grants
to such attorney-in-fact full power and
authority to do and perform any
and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934.

	This Power of Attorney shall
remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to either of the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the
undersigned has caused this Power of Attorney to be executed as of this
30th day of June, 2000.


/s/ Peter J.A. Cozens

--------------------------------------
Peter J.A. Cozens